UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2007

DYNEGY INC.
DYNEGY HOLDINGS INC.
 (Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 507-6400

N.A.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 7, 2007, Dynegy Inc’s wholly-owned subsidiary , Dynegy Holdings Inc. (“DHI”), completed the redemption of all of DHI’s remaining outstanding 9.875% Second Priority Senior Secured Notes due 2010 (“the Notes”). The aggregate principal amount of the Notes redeemed was $11,000,000.00. The redemption price was 104.938% of the principal amount of the Notes, plus accrued and unpaid interest to the redemption date, which was September 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY, INC.
(Registrant)
Dated: September 7, 2007	By:	/s/ Kent R. Stephenson

	Name: Title:	Kent R. Stephenson Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS INC.
(Registrant)
Dated: September 7, 2007	By:	/s/ Kent R. Stephenson

	Name: Title:	Kent R. Stephenson Senior Vice President, Deputy General Counsel